Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,717,879 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

A-1
2003-4

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$185,745,500
Aggregate Outstanding Principal Balance – Treasury Bill	$29,660,324
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.97%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$156,085,176
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	84.03%
Number of Borrowers	4,595
Average Outstanding Principal Balance Per Borrower	$40,423
Number of Loans	8,109
Average Outstanding Principal Balance Per Loan – Treasury Bill	$51,583
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$20,717
Weighted Average Remaining Term to Scheduled Maturity	189 months
Weighted Average Annual Interest Rate	6.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

A-2
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	164	1,770,093	1.0
3.51% to 4.00%	380	6,291,547	3.4
4.01% to 4.50%	1,474	19,160,937	10.3
4.51% to 5.00%	2,323	41,288,765	22.2
5.01% to 5.50%	447	9,260,499	5.0
5.51% to 6.00%	352	7,815,147	4.2
6.01% to 6.50%	535	11,202,384	6.0
6.51% to 7.00%	990	24,953,378	13.4
7.01% to 7.50%	230	6,220,083	3.3
7.51% to 8.00%	457	19,904,857	10.7
8.01% to 8.50%	574	25,527,007	13.7
Equal to or greater than 8.51%	183	12,350,803	6.6

Total	8,109	$185,745,500	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

A-3
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	664	$1,728,011	0.9%
$5,000.00-$ 9,999.99	575	4,203,716	2.3
$10,000.00-$14,999.99	484	6,052,538	3.3
$15,000.00-$19,999.99	378	6,561,322	3.5
$20,000.00-$24,999.99	355	7,940,216	4.3
$25,000.00-$29,999.99	314	8,610,697	4.6
$30,000.00-$34,999.99	246	7,968,830	4.3
$35,000.00-$39,999.99	180	6,743,584	3.6
$40,000.00-$44,999.99	166	7,040,454	3.8
$45,000.00-$49,999.99	140	6,631,541	3.6
$50,000.00-$54,999.99	139	7,306,547	3.9
$55,000.00-$59,999.99	95	5,447,833	2.9
$60,000.00-$64,999.99	79	4,944,365	2.7
$65,000.00-$69,999.99	80	5,402,077	2.9
$70,000.00-$74,999.99	74	5,364,954	2.9
$75,000.00-$79,999.99	57	4,428,954	2.4
$80,000.00-$84,999.99	42	3,478,745	1.9
$85,000.00-$89,999.99	43	3,745,972	2.0
$90,000.00-$94,999.99	31	2,870,439	1.5
$95,000.00-$99,999.99	34	3,316,964	1.8
$100,000.00 and above	419	75,957,741	40.9

Total	4,595	$185,745,500	100.0%

A-4
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	7,511	$164,451,930	88.5%
31-60 days	161	4,892,140	2.6
61-90 days	127	4,530,907	2.4
91-120 days	104	4,478,707	2.4
121-150 days	43	1,170,954	0.6
151-180 days	47	1,506,207	0.8
181-210 days	33	1,478,473	0.8
Greater than 210 days	83	3,236,183	1.7

Total	8,109	$185,745,500	100.0%

A-5
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	61	$27,189	*
4 to12	191	241,808	0.1%
13 to 24	294	845,462	0.5
25 to 36	856	2,830,527	1.5
37 to 48	492	3,188,384	1.7
49 to 60	386	3,288,572	1.8
61 to 72	385	4,183,927	2.3
73 to 84	389	5,050,856	2.7
85 to 96	1,120	13,402,590	7.2
97 to 108	440	7,317,806	3.9
109 to 120	443	9,245,063	5.0
121 to 132	400	9,793,998	5.3
133 to 144	384	11,682,182	6.3
145 to 156	319	10,414,265	5.6
157 to 168	262	9,001,240	4.8
169 to 180	223	8,630,933	4.6
181 to 192	168	6,362,853	3.4
193 to 204	143	5,574,093	3.0
205 to 216	127	5,738,559	3.1
217 to 228	117	5,013,343	2.7
229 to 240	91	4,164,949	2.2
241 to 252	77	4,134,857	2.2
253 to 264	66	3,507,022	1.9
265 to 276	57	3,430,116	1.8
277 to 288	49	3,061,867	1.6
289 to 300	153	12,123,149	6.5
301 to 312	341	23,846,429	12.8
313 to 324	8	725,191	0.4
325 to 336	12	1,073,685	0.6
337 to 348	11	1,334,339	0.7
349 to 360	20	3,471,373	1.9
361 and above	24	3,038,871	1.6

Total	8,109	$185,745,500	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

A-6
2003-4

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	150	$4,702,591	2.5%
Forbearance	498	19,840,457	10.7
Repayment
First year in repayment	41	4,790,353	2.6
Second year in repayment	28	2,669,438	1.4
Third year in repayment	40	2,886,145	1.6
More than 3 years in repayment	7,352	150,856,517	81.2

Total	8,109	$185,745,500	100.0%

(1)          Of the trust student loans in forbearance status, approximately 4 loans with an aggregate outstanding principal balance of $217,136, representing 0.12% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 165.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

A-7
2003-4

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	22.5	-	230.4
Forbearance	-	17.6	225.6
Repayment	-	-	180.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $4,702,591 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,915,288 or approximately 83.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

A-8
2003-4

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	66	$1,350,406	0.7%
Alaska	4	98,261	0.1
Arizona	172	4,218,501	2.3
Arkansas	45	1,520,475	0.8
California	942	21,303,570	11.5
Colorado	136	2,623,579	1.4
Connecticut	126	2,421,452	1.3
Delaware	18	743,547	0.4
District of Columbia	27	430,861	0.2
Florida	618	16,846,003	9.1
Georgia	314	7,441,404	4.0
Hawaii	17	294,102	0.2
Idaho	25	365,301	0.2
Illinois	325	6,008,251	3.2
Indiana	118	1,618,105	0.9
Iowa	40	1,547,856	0.8
Kansas	115	2,849,414	1.5
Kentucky	44	727,480	0.4
Louisiana	261	5,953,311	3.2
Maine	36	797,341	0.4
Maryland	214	4,527,352	2.4
Massachusetts	214	3,546,070	1.9
Michigan	206	6,143,867	3.3
Minnesota	120	2,372,814	1.3
Mississippi	97	3,018,181	1.6
Missouri	201	4,345,370	2.3
Montana	10	392,232	0.2
Nebraska	14	425,343	0.2
Nevada	81	2,374,143	1.3
New Hampshire	38	924,675	0.5
New Jersey	200	4,610,499	2.5
New Mexico	24	501,364	0.3
New York	513	11,771,529	6.3
North Carolina	231	5,128,447	2.8
North Dakota	2	4,732	*
Ohio	36	1,168,261	0.6
Oklahoma	198	4,914,962	2.6
Oregon	148	3,652,843	2.0
Pennsylvania	210	4,127,590	2.2
Rhode Island	11	141,171	0.1
South Carolina	117	2,900,074	1.6
South Dakota	9	43,241	*
Tennessee	163	4,001,910	2.2
Texas	888	18,929,136	10.2
Utah	27	691,401	0.4
Vermont	11	122,804	0.1
Virginia	220	4,343,665	2.3
Washington	232	4,880,040	2.6
West Virginia	27	633,895	0.3
Wisconsin	95	3,705,190	2.0
Wyoming	9	94,837	0.1
Other	94	2,148,646	1.2

Total	8,109	$185,745,500	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-9
2003-4

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

A-10
2003-4

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	3,867	$69,855,972	37.6%
Other Repayment Options(1)	2,959	62,275,562	33.5
Income-driven Repayment(2)	1,283	53,613,966	28.9
Total	8,109	$185,745,500	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 51 loans with an aggregate outstanding principal balance of $4,129,199 currently in an interest-only period.  These interest-only loans represent approximately 2.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	4,014	$78,335,690	42.2%
Unsubsidized	4,095	107,409,810	57.8

Total	8,109	$185,745,500	100.0%

A-11
2003-4

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	15	$832,649	0.4%
October 1, 1993 through June 30, 2006	8,094	184,912,851	99.6
July 1, 2006 and later	0	0	0.0

Total	8,109	$185,745,500	100.0%

A-12
2003-4

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	346	$5,409,503	2.9%
College Assist	1	105,050	0.1
Educational Credit Management Corporation	628	13,953,776	7.5
Great Lakes Higher Education Corporation	4,430	109,248,263	58.8
Kentucky Higher Educ. Asst. Auth.	211	3,460,830	1.9
Michigan Guaranty Agency	125	2,322,098	1.3
Oklahoma Guaranteed Stud Loan Prog	195	3,431,565	1.8
Pennsylvania Higher Education Assistance Agency	664	14,191,571	7.6
Texas Guaranteed Student Loan Corp	1,509	33,622,844	18.1
Total	8,109	$185,745,500	100.0%

A-13
2003-4